IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

DUNHAM FUNDS

Dunham Real Estate Stock Fund

Supplement dated December 18, 2020 to the Statutory Prospectus and Summary Prospectus both dated February 28, 2020, as amended April 16, 2020

This Supplement updates and supersedes any contrary information contained in the Statutory Prospectus or Summary Prospectus.

The Board of Trustees of The Dunham Funds has approved a change with respect to the Dunham Real Estate Stock Fund (the “Fund”) that is anticipated to become effective on or about March 1, 2021. The Fund’s policy with respect to the definition of real estate companies will be expanded to give the portfolio managers more flexibility in choosing investments. The Fund currently invests at least 80% of its assets in equity securities of companies principally engaged in the U.S. real estate industry. The Fund will expand its definition to include non-U.S. real estate companies, including companies that are economically tied to emerging markets. The Fund’s investment objective to seek to maximize total return from capital appreciation and dividends will not change.

The first paragraph of the Fund’s description of its principal investment strategy, set forth under the heading “Principal Investment Strategies” on pages 52 and 65 of the Statutory Prospectus and page 2 of the Summary Prospectus, will be replaced with the following:

The Fund’s Sub-Adviser seeks to achieve the Fund’s investment objectives by investing primarily in income-producing equity securities (including real estate investment trusts (“REITs”)) of real estate companies. The Fund normally invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in equity securities of companies principally engaged in the real estate industry that are economically tied to different countries throughout the world, including the United States. The Fund defines a company as principally engaged in the real estate industry if at least 50% of the company’s revenues or 50% of the market value of the company’s assets are related to the ownership, operation, construction, development, financing, leasing, management or sale of real estate. The Fund may also invest in real estate companies or issuers that are economically tied to emerging markets. The Sub-Adviser believes that equity securities of real estate companies with monopolistic characteristics generally perform better over time and can command higher occupancy rates and better rents, which in turn can create more valuable portfolios for shareholders through enhanced dividends and higher real estate values.

The following risks will be added under the heading “Principal Investment Risks” on page 53 of the Statutory Prospectus and page 3 of the Summary Prospectus.

Emerging Markets Risk – Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems which do not protect securities holders. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid.

Foreign Investing Risk – Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

If you have any questions, please contact the Fund at (888) 3DUNHAM (338-6426).

Investors Should Retain This Supplement For Future Reference